Exhibit 99.1
                                                   ------------
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Case Name: Interstate Bakeries
Corporation & All Subsidiaries                                                                        Case No:  04-45814-jwv-11


                                         Consolidated Monthly Operating Report Summary
                                         ---------------------------------------------
                                       For The Four Weeks Ended and as of March 5, 2005
                                       ------------------------------------------------
REVENUE
-------
Gross Income                                                                                             $    253,048,050
Less Cost of Goods Sold                                                                                       120,814,788
              Ingredients, Packaging & Outside Purchasing                    $     62,443,144
              Direct & Indirect Labor                                              44,615,522
              Overhead & Production Administration                                 13,756,122
Gross Profit                                                                                                  132,233,262
                                                                                                         -----------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries                                                                      -
Selling & Delivery Employee Salaries                                               63,651,348
Advertising and Marketing                                                          (1,910,103)
Insurance (Property, Casualty, & Medical)                                           8,885,899
Payroll Taxes                                                                       5,860,466
Lease and Rent                                                                      5,101,214
Telephone and Utilities                                                             1,909,203
Corporate Expense (Including Salaries)                                              1,689,100
Other Expenses                                                                     37,672,744

Total Operating Expenses                                                                                      122,859,871
                                                                                                         -----------------
              EBITDA                                                                                            9,373,391
Restructuring & Reorganization Charges                                              5,269,417  (a)
Depreciation and Amortization                                                      15,333,711  (b)
Other Income                                                                          (26,217)
Gain/Loss Sale of Prop                                                             (1,414,925)
Interest Expense                                                                    3,227,613
Operating Income (Loss)                                                                                       (13,016,208)
Income Tax Expense (Benefit)                                                       (4,759,651)
                                                                                                         -----------------
Net Income (Loss)                                                                                        $     (8,256,557)
                                                                                                         =================


CURRENT ASSETS
--------------
              Accounts Receivable at end of period                                                       $    170,579,567
              Increase (Decrease) in Accounts Receivable for period                                           (6,668,213)
              Inventory at end of period                                                                       71,244,964
              Increase (Decrease) in Inventory for period                                                       1,965,790
              Cash at end of period                                                                            95,444,172
              Increase (Decrease) in Cash for period                                                            (833,820)


LIABILITIES
-----------
              Increase (Decrease) Liabilities Not Subject to Compromise                                      (11,225,838)
              Increase (Decrease) Liabilities  Subject to Compromise                                            (684,082)
              Taxes payable:
                   Federal Payroll Taxes                                     $     13,612,048
                   State/Local Payroll Taxes                                        6,264,125
                   State Sales Taxes                                                  697,072
                   Real Estate and
                       Personal Property Taxes                                     12,671,531
                  Other (see attached supplemental schedule)                        5,709,643
                    Total Taxes Payable
                                                                                                               38,954,419

See attached supplemental schedule for footnoted information.

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IBC
Other Taxes Payable - Supplemental Schedule for period ended
March 5, 2005



                          Description                            Amount
                          -----------                            ------

           Use Tax                                         $       1,405,644
           Accr. Franchise Tax                                     1,987,917
           Other Taxes                                             2,316,081

           Total Other Taxes Payable                       $       5,709,643
                                                            =================



 --------------------------------------------------------------------------
|                                                                          |
|  (a) Reorganization and Restructuring expenses for the period include    |
|  professional fees incurred of approximately $3,117,000.                 |
|                                                                          |
|  (b) Depreciation and amortization for the period includes an            |
|  approximate $8,000,000 charge related to obsolete and abandoned         |
|  capital assets.                                                         |
|                                                                          |
 --------------------------------------------------------------------------

            EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                           DATED AS OF MARCH 5, 2005


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended March 5, 2005 and balances of and period changes in certain of the Company's accounts as of March 5, 2005, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 Annual Report on Form 10-K and the fiscal 2005 quarterly Form 10-Qs with the Securities and Exchange Commission
     (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR reflects certain normal quarterly adjustments that are generally recorded upon review of major accounts prior to the end of each quarterly SEC filing period. These adjustments may relate to other or all reporting periods within the quarter. In addition, a number of items included in these results for the period ended March 5, 2005 may relate to earlier periods, quarters and/or fiscal years. These items may be reflected in different quarters and/or fiscal years when the Company files its fiscal 2004 Form 10-K and its fiscal 2005 first, second and third quarter Form 10-Qs.

3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

     a. The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

     b. This MOR does not reflect non-cash asset valuation charges that may be required under GAAP due to financial circumstances leading to our bankruptcy filing on September 22, 2004. We anticipate material impairment to our goodwill and we may also be required to reflect significant impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

     c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

     d. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

     e. Certain items related to results presented herein are under research and may impact results presented in future monthly reports. This MOR, as presented, may not be revised or corrected for such future changes/adjustments. In addition, as described above, the MOR reflects normal quarterly adjustments and other adjustments which may actually relate to other periods, quarters or fiscal years.